Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

American Energy Independence ETF (USAI)
a series of ETF Series Solutions

October 18, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated March 31, 2019

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the American Energy Independence ETF (the “Target Fund”) into the Pacer American Energy Independence ETF (the “Acquiring Fund”), a newly created series of Pacer Funds Trust with the same investment objective and same fees and expenses. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.
The Reorganization will shift management responsibility from SL Advisors, LLC (“SL Advisors”) and its sub-adviser, Penserra Capital Management LLC, to Pacer Advisors, Inc. (“Pacer Advisors”), the investment adviser to the Acquiring Fund. Pacer Advisors is a strategy-driven ETF provider managing 20 ETFs with over $4.3 billion in assets under management as of June 2019. Pacer Advisors has significantly greater marketing and distribution capabilities than SL Advisors, and the Reorganization is expected to enable the Fund to benefit from such resources.
Other than management responsibility, the primary characteristics of the Acquiring Fund and the Target Fund are materially the same. The Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund. The management fee of the Acquiring Fund is the same as that of the Target Fund, and the Acquiring Fund’s total annual fund operating expenses are expected to be the same as those of the Target Fund.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by Target Fund shareholders, the Reorganization is expected to occur in December 2019.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.